                                                                 EXHIBIT 10(f)-2


Mobil Natural Gas Inc.
                                                         12450 GREENSPOINT DRIVE
                                                       HOUSTON, TEXAS 77060-1991


June 26, 1996
                                                               CERTIFIED, RETURN
                                                               RECEIPT REQUESTED

Mobile Gas Service
P.O.B. 2248, 2828 Dauphin Street, Mobile, AL 36652

RE: Creation of New Marketing Company Owned by Mobil Natural Gas Inc. and PanEnergy Trading and Market Services, Inc.

Dear J. Harris Oswalt:

Effective August 1, 1996, Mobil Natural Gas Inc. (Mobil) and PanEnergy Trading and Market Services, Inc. (PanEnergy) anticipate that they will begin conducting the marketing activities related to their respective natural gas and electric power assets through a new jointly owned Limited Liability Company which will be doing business as PanEnergy Trading and Market Services, L.L.C.. The following contract which you have with Mobil is included in the assets to be assigned by Mobil to this new marketing company.

Mobil Contract No.:  S-6650, dated 11/01/91; between Mobil and Mobile Gas
Service

As of August 1, 1996, the contact information for PanEnergy Trading and Market Services, L.L.C. (PanEnergy) will be as follows:

                                   PanEnergy Trading and Market Services, L.L.C.
                                   Attention:  Sr. Vice-President
                                   10777 Westheimer
                                   Houston, Texas 77042
                                   Phone:  713/260-1800
                                   Fax:  713/260-6511

In accordance with the terms of the referenced contract, Mobil hereby requests your consent to assign the contract to PanEnergy effective August 1, 1996, by so indicating in the space provided below and returning one executed original of this letter to the undersigned at the letterhead address. If you have questions, please do not hesitate to call me direct at 713/775-2361.

Very truly yours,

/s/ Larry A. Wall, Jr.

Larry A. Wall, Jr.

Agreed and consented to this 31st day of July, 1996.

By: /s/ Gerald S. Keen
Title:  Vice President